UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Modem Media, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Filed by Modem Media, Inc.
pursuant to Rule 14a-12 of
the Securities and Exchange Act

      The following is the presentation given by Modem Media to Institutional Shareholder Services on September 23, 2004:

Modem Media, Inc.

Forward Looking Statements
This presentation contains forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements regarding the acquisition of Modem Media by Digitas are all forward-looking statements. Risks, uncertainties and assumptions include: possible adjournment or postponement of the stockholders meetings; failure to satisfy conditions to closing of the merger, including receipt of Digitas stockholder approval and Modem Media stockholder approval; the risk that the benefits of Digitas' acquisition of Modem Media will not be achieved or will take longer than expected; and other risks that are described from time to time in Digitas' and Modem Media's Securities and Exchange Commission reports (including but not limited to Digitas' Form 10-K for the fiscal year ended December 31, 2003, Modem Media's Form 10-K for the fiscal year ended December 31, 2003 and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Digitas' or Modem Media's results could differ materially from Digitas' or Modem Media's expectations in these statements. Digitas and Modem Media assume no obligation, and do not intend to update these forward-looking statements.

Modem Media Service Architecture
Comprehensive Interactive Marketing Services

Planning        Web Sites         Programs
25% of          35% - 40%         35% - 40%
revenues        of revenues       of revenues

Ability to deliver creative concepts and
quantifiable execution

Modem Media Service Architecture
Planning Web Sites Programs
o Business strategy & planning
o Interactive marketing strategy
o Customer research
o Web architecture analysis
o Media effectiveness
o Online measurement planning

Modem Media Service Architecture
Planning         Web Sites                                        Programs
                 o Functional and creative prototyping
                   and specifications
                 o Creative development
                 o User experience design
                 o Technical architecture design
                 o Information architecture
                 o Database design and development
                 o Presentation layer code development

Modem Media Service Architecture
Planning       Web Sites        Programs
                                o  Internet advertising
                                o  E-mail
                                o  Search
                                o  Online promotions
                                o  Wireless
                                o  Direct mail

Modem Media Service Architecture Planning Web Sites Programs OPTIMIZE Drives Long-term Relationships Ability to deliver creative concepts and quantifiable execution

Company Highlights
      o Long-standing relationships with blue-chip clients
      o Track record of innovation and results
      o Powerful industry dynamics
      o Multiple avenues for growth
      o Solid profitability

Blue-Chip Clients Heineken AOL Unilever
Spiegel, Applied Biosystems, Charles Schwab
BUPA, BRAUN, IBM, Royal Caribbean International
Sprint, Wyeth, Philips, The Home Depot
HP, Alliance Leicester, Allianz, Marriott, MeadWestvaco, Kraft
Michelin, GM, PricewaterhouseCoopers

Long Standing Client Relationships

Client                 Years        Number of Units
 Delta                    9               4
 Kraft                    8               8
 IBM                      7               5
 Unilever                 7               1
 GM                       6               4
 PHILIPS                  5               1
 MICHELIN                 4               3
 hp                       3               5
 Sprint                   2               1

Differentiating Factors o Industry pioneer - founded in 1987 o Track record of "firsts" o Technological expertise combined with creative focus o Results-driven model

Long-Term Objectives o Increase scale o Reduce client concentration o Add new capabilities o Expand geographic presence

Changing Competitive Environment
o Integrated marketing is elevating in importance with clients
- Direct marketing/direct response activities most important
- Drive to web role growing as part of traditional channels
o Client's service partner selection criteria is changing
- Efficiency is mandate - consolidation to fewer, larger partners
- Size and scope is important to meet client needs
- Focused expertise often no longer enough to win
o Changes are most prevalent among Fortune 500 client base

Our Strategic Intent is Consistent with Market Needs and Competitive Trends

    Modem Media Growth Opportunities

    o  Renewed industry strength
    o  Increase business with existing customers
    o  Strong pipeline of potential new business
    o  Expand our service offerings and capabilities

Increase Business with Existing Customers

✓ = since 3/31/04	PLAN	EXECUTE						OPTIMIZE
	Interactive Marketing Strategies & Planning	Web Site & Application Development	On-line Advertising	On-line Promo	Email Marketing	Search Marketing	Offline Direct Marketing	Data Analysis & Optimization
Delta	X	X	X	X	X	X	X	X
MICHELIN	X	X	X	✓	✓	✓		X
IBM	X	X				X		X
KRAFT	X	X	X	X	X			X
hp	✓	✓	X	✓	X	✓		✓
Sprint	X			X	X			X
Unilever	X	X	X	X	✓	✓		X
AOL	X	X	X	X	X	X		X
Marriott	X				X	X	X

Transaction Terms

    o  Stock-for-stock transaction, .70 exchange ratio
       -  Valuation impact post transaction, and post AT&T announcement
    o  Expected closing Q4 2004
    o  Subject to MMPT and DTAS shareholder approval
    o  No collar, break-up fee $7.9 million

Why?

o  Increases scale
o  Reduces client concentration
o  Minimal client conflicts
o  Expands analytics and database marketing capabilities
o  Provides access to and best practices in offline marketing
o  Deepens online direct response capabilities

The Result

Accelerates Modem Media's strategy
to become a fully-integrated customer
and data-driven marketer

Financial Overview

    Summary Income Statement

                                  Year Ended                  6 Months Ended
                                December 31st                    June 30th
--------------------------------------------------------------------------------
($ in millions)             2001    2002   2003               2003     2004
--------------------------------------------------------------------------------
Revenue                      $96     $68    $60                $30      $31

Gross Profit                  43      33     31                 15       15
   % Margin                   44%     49%    51%                52%      47%

Restructuring and
  other, net                 (13)    (15)     1                  -        1

Income (Loss) from
  Continuing Operations       (4)     (5)     5                  2        3

EBITDA*                       12      11     12                  6        4
(excluding restructuring
 and other, net)
  % Margin                    13%     17%    20%                19%      14%

*Includes $0.4 million in transaction costs

 EBITDA Calculation

                                  Year Ended             6 Months Ended
                                December 31st               June 30th
---------------------------------------------------------------------------
($ in millions)             2001    2002   2003          2003     2004
---------------------------------------------------------------------------
Operating Income            $(10)    $(9)   $10            $4       $4
                            ----    ----   ----          ----     ----
Depreciation
  and Amortization             6       5      3             2        1

Amortization of
  goodwill                     3      --     --            --       --

Restructuring and other
  charges, net                13      15     (1)           --       (1)
                            ----    ----   ----          ----     ----
EBITDA                       $12     $11    $12            $6       $4

  Stabilized Revenue and Profitability

       Revenue
  (Continuing Operations)
    (in millions)

     Revenue
    2002
    Q1 $18
    Q2 $18
    Q3 $17
    Q4 $15
    2003
    Q1 $14
    Q2 $15
    Q3 $14
    Q4 $16
    2004
    Q1 $15
    Q2 $16

Earnings Per Share
(Continuing Operations)

2003**
Q1 0.03
Q2 0.07
Q3 0.08*
Q4 0.03*
2004
Q1 0.03
Q2 0.07***    0.03-0.05***

 * Q3 incl. positive restr. adj. of $0.02, and Q4 incl. unfavorable restr. adj.
    of $(0.01) and CentrPort inv. impairment of $(0.05)
**  Full year equals $0.20, quarters do not add due to rounding
*** Q2 incl. positive restr. adj. of $0.02 and trans. cost of $(0.01); Q3 excl. trans. costs

    Solid Balance Sheet -- Positioned for Growth

    o Cash balance of $62 million -- $2.19 of cash per share
    o Essentially no debt
    o Total stockholders' equity of $108 million
    o Deferred tax assets (incl. NOL) of $16.3 million

    Cash and Marketable Securities
    ($ in millions)

                               2001                                        2002
            ----------------------------------------      -----------------------------------
             Q1     Q2       Q3         Q4         Q1         Q2      Q3         Q4
    Cash $32.860  $36.450  $40.993  $40.995   $39.596  $48.689  $44.011 $49.312

                          2003                   2004
            ------------------------------  --------------
          Q1    Q2    Q3   Q4   Q1   Q2
      $44.881 $50.304 $53.275 $56.00  $56.964 $62.00

Forward-Looking Statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements regarding the acquisition of Modem Media by Digitas and the proposed date of the stockholders meetings are all forward-looking statements. Risks, uncertainties and assumptions include: possible adjournment or postponement of the stockholders meetings; failure to satisfy conditions to closing of the merger, including receipt of Digitas stockholder approval and Modem Media stockholder approval; the risk that the benefits of Digitas’ acquisition of Modem Media will not be achieved or will take longer than expected; and other risks that are described from time to time in Digitas’ and Modem Media’s Securities and Exchange Commission reports (including but not limited to Digitas’ Form 10-K for the fiscal year ended December 31, 2003, Modem Media’s Form 10-K for the fiscal year ended December 31, 2003 and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Digitas’ or Modem Media’s results could differ materially from Digitas’ or Modem Media’s expectations in these statements. Digitas and Modem Media assume no obligation, and do not intend to update these forward-looking statements.

Additional Information and Where to Find It

Digitas has filed a joint proxy statement/prospectus with the SEC in connection with the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Digitas are available free of charge by contacting Digitas Investors Relations, Digitas Inc., Prudential Tower, Boston, Massachusetts 02199, (617) 867-1000, and documents filed with the SEC by Modem Media are available free of charge by contacting Modem Media Investor Relations, 230 East Avenue, Norwalk, Connecticut 06855, (203) 299-7000.

Participants in Solicitation

Digitas and Modem Media, and their respective directors, executive officers and other possible employees and advisors, may be deemed to be participants in the solicitation of proxies from the stockholders of Digitas and Modem Media in connection with the merger and related items. Information regarding the directors and executive officers of Digitas and their ownership of Digitas shares is set forth in the proxy statement for Digitas’ 2004 annual meeting of shareholders. Information regarding the directors and executive officers of Modem Media and their ownership of Modem Media shares is set forth in the proxy statement for Modem Media’s 2004 annual meeting of shareholders. Investors may obtain additional information regarding the interests of those participants by reading the joint proxy statement/prospectus.